Exhibit 99.1

SteveWillDoIt Does Safety Shot: One of the Top Influencers on Social Media Partners with Safety Shot, a Wellness Beverage that Reduces Blood Alcohol & Boosts Clarity

Long-term partnership to help Safety Shot drive brand awareness and significant revenue quickly

JUPITER, FL – January 19, 2024 – Safety Shot, Inc. (Nasdaq: SHOT) today announced that Steve Deleonardis, SteveWillDoIt, is partnering with the Company to promote Safety Shot, the first patented wellness beverage on Earth that helps people feel better faster by reducing blood alcohol content, boosting mental clarity and mood.

SteveWillDoIt has millions of followers and billions of views across YouTube, Instagram, TikTok, X, and Snapchat. As a social media influencer and content creator, Steve is known for his challenge videos, philanthropy, and high-profile collaborations with world-renown personalities.

Safety Shot will be featured in SteveWillDoIt’s lifestyle content across social media platforms, integrated into high-impact live events and collaborations with Steve’s network of top influencers. Giveaways of the highly anticipated Safety Shot drink will be a key part of the promotions.

“I’m pumped to partner with Safety Shot. It’s a perfect fit for my active lifestyle dedicated to wellness, my career, and having fun along the way, Steve Deleonardis said. “We’ve got so much lined up for Safety Shot including content, collaborations with my network, and tons of live events. I’ll be sharing Safety Shot with everyone because I really believe in it, and together we’re going to turn Safety Shot into something huge!”

“We’re excited to partner with one of the biggest creators in the world,” stated Safety Shot COO, Jarrett Boon. “Steve is a marketing genius that has a built an incredible community of diehard fans that continues to grow exponentially across all platforms. He also successfully launched and has grown his own products, so he knows the CPG industry well.”

Josh Wagner, Safety Shot’s CRO commented, “Steve’s fan base is a perfect fit for Safety Shot and we’re excited to kick off an exciting long-term partnership to help Safety Shot drive brand awareness and significant revenue quickly.”

About Safety Shot

Safety Shot, a wellness and functional beverage company, is set to launch Safety Shot, the first patented wellness beverage on Earth that helps people feel better faster by reducing blood alcohol content, boosting clarity and overall mood. Safety Shot has been available for retail purchase in the first week of December 2023 at www.DrinkSafetyShot.com and www.Amazon.com. The Company plans to launch business-to-business sales of Safety Shot to distributors, retailers, restaurants, and bars in the first quarter of 2024. Safety Shot plans to spin off legacy assets from its Jupiter Wellness business to unlock value for shareholders.

Forward Looking Statements

This communication contains forward-looking statements regarding Safety Shot, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Safety Shot’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Safety Shot and, including those described from time to time under the caption “Risk Factors” and elsewhere in Safety Shot’s Securities and Exchange Commission (SEC) filings and reports, including Safety Shot’s Annual Report on Form 10-K for the year ended December 31, 2023 and future filings and reports by Safety Shot. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Safety Shot on its website or otherwise. Safety Shot undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Media Contact:

Phone: 904-477-2306

Email: emily@pantelidespr.com

Investor Contact:

Phone: 561-244-7100

Email: investors@safetyshotholdings.com

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